EXHIBIT 99.1

                                 $1,564,626,000
                                (Approximate)(6)
                                 FFMLT 2004-FF3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)
----------------------------------------
------------- ----------------- ----------- ----------------- --------- -------------- ----------- ------------- ----------------
                 Approximate
                   Initial                                                 Initial      Average     Principal      S&P/Moody's/
                  Principal     Certificate      Primary        Credit   Pass-Through     Life        Payment          Fitch
Certificates     Balance (6)        Type     Collateral Group  Support     Rate (3)     (yrs)(4)   Window (4)(5)      Ratings
------------- ----------------- ----------- ----------------- --------- -------------- ----------- ------------- ----------------
 A-1           $   982,628,000       Sr        Group I (2)      18.25%    LIBOR +[%]      2.31     06/04 - 04/11   AAA/Aaa/AAA
 A-2 (7)       $   323,891,000       Sr        Group II (2)     18.25%    LIBOR +[%]      2.33     06/04 - 04/11    AAA/Aaa/AAA
 M-1           $    95,891,000      Mez       Group I and II    12.25%    LIBOR +[%]      4.81     10/07 - 04/11    AA+/Aa2/AA+
 M-2           $    79,910,000      Mez       Group I and II    7.25%     LIBOR +[%]      4.73     08/07 - 04/11      A+/A2/A+
 M-3           $    23,972,000      Mez       Group I and II    5.75%     LIBOR +[%]      4.70     07/07 - 04/11       A/A3/A
 M-4           $    21,576,000      Mez       Group I and II    4.40%     LIBOR +[%]      4.69     07/07 - 04/11     A-/Baa1/A-
 B-1           $    19,178,000      Sub       Group I and II    3.20%     LIBOR +[%]      4.68     06/07 - 04/11   BBB+/Baa2/BBB+
 B-2           $    17,580,000      Sub       Group I and II    2.10%     LIBOR +[%]      4.65     06/07 - 04/11    BBB/Baa3/BBB

 Total         $ 1,564,626,000
------------- ----------------- ----------- ----------------- --------- -------------- ----------- ------------- ----------------

Not Offered Certificates
------------------------
------------- ----------------- ----------- ----------------- --------- -------------- ----------- ------------- ----------------
  B-3            N/A                N/A            N/A           N/A         N/A           N/A          N/A             N/A
------------- ----------------- ----------- ----------------- --------- -------------- ----------- ------------- ----------------

(1) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.
(2) The Class A-1 and Class A-2 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal from the other collateral group.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2034.
(6) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(7) The Class A-2 may be structured as a pass-through security or a series of sequential, pro rata or support classes.

Selected Mortgage Pool Data (8)
-------------------------------
------------------------------------- ------------------------------- -------------------------------- ----------------
                                                 Group I                         Group II
                                      ------------------------------- --------------------------------
                                         Adjustable                     Adjustable
                                            Rate         Fixed Rate        Rate         Fixed Rate        Aggregate
------------------------------------- ---------------- -------------- --------------- ---------------- ----------------
Scheduled Principal Balance:           $1,110,015,750    $97,782,642    $365,698,200      $32,334,657   $1,605,831,249
Number of Mortgage Loans:                       7,088            748           1,079              190            9,105
Avg. Scheduled Principal Balance:            $156,605       $130,725        $338,923         $170,182         $176,368
Wtd. Avg. Gross Coupon:                        6.537%         7.011%          6.400%           7.592%           6.556%
Wtd. Avg. Net Coupon(9):                       6.036%         6.510%          5.899%           7.091%           6.054%
Wtd. Avg. Original FICO Score:                    646            650             661              653              650
Wtd. Avg. Original LTV Ratio:                  84.83%         80.62%          83.00%           84.12%           84.15%
Wtd. Avg. Std. Remaining Term (Mo.):              358            343             358              351              357
Wtd. Avg. Seasoning (Mo.):                          2              2               2                2                2
Wtd. Avg. Months to Roll(10):                      26            N/A              27              N/A               26
Wtd. Avg. Gross Margin(10):                     5.06%            N/A           4.75%              N/A            4.98%
Wtd. Avg. Initial Rate Cap(10):                 2.99%            N/A           2.99%              N/A            2.99%
Wtd. Avg. Periodic Rate Cap(10):                1.00%            N/A           1.00%              N/A            1.00%
Wtd. Avg. Gross Max.  Lifetime
Rate(10):                                      12.54%            N/A          12.40%              N/A           12.50%
------------------------------------- ---------------- -------------- --------------- ---------------- ----------------

(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by First Franklin Financial Corp. ("First Franklin").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.10% and excess spread.

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $1,565,849,169, a term of 24 months beginning on the second distribution date, and a strike rate of 1-month LIBOR equal to 1.10%. (See Appendix A for Interest Rate Cap details).

      o The Mortgage Loans will be serviced by Chase Manhattan Mortgage Corporation.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "FFML04F3 " and on Bloomberg as "FFML 04-FF3".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:        May 27, 2004

Cut-off Date:                 May 1, 2004

Expected Pricing Date:        On or before April 30, 2004

First Distribution Date:      June 25, 2004

Key Terms
---------

Offered Certificates:         Class A-1, A-2, M-1, M-2, M-3, M-4, B-1 and B-2
                              Certificates

LIBOR Certificates:           Class A-1, A-2, M-1, M-2, M-3, M-4, B-1, B-2 and
                              B-3 Certificates

Class A Certificates:         Class A-1 and A-2 Certificates

Depositor:                    GS Mortgage Securities Corp.

Manager:                      Goldman Sachs & Co.

Servicers:                    Chase Manhattan Mortgage Corporation

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             0.15 bps

Interest Rate Cap Provider:   Goldman Sachs Capital Markets LP. The short-term
                              unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by
                              Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:            25th day of the month or the following Business
                              Day

Record Date:                  For any Distribution Date, the last Business Day
                              of the accrual period

Delay Days:                   0 day delay on all Offered Certificates

Day Count:                    Actual/360 basis

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: 28% CPR Fixed rate
                              mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:               The trust will consist of two groups of subprime,
                              fixed and adjustable rate, first lien residential mortgage loans

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                              Initial Gross WAC:                       6.5558%

                              Less Fees & Expenses(1):                 0.5015%

                              Net WAC:                                 6.0543%

                              Less Initial LIBOR Certificate
                              Coupon (Approx.)(2):                     1.5281%

                              Initial Excess Spread:                   4.5262%

                                    (1)   Includes the servicing fee and trustee
                                          fees.
                                    (2)   Assumes 1-month LIBOR equal to 1.10%
                                          and a 30-day month.


Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide compensating interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                              Distribution Date occurs and (B) the aggregate
                              Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Standard & Poor's Ratings Group, Moody's Ratings
                              and Fitch Ratings

Minimum Denomination:         $50,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A-1, A-2 and M-1
                              Certificates will be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid (1) to the Class A-1 Certificates, up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates, up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the LIBOR Certificates attributable to the WAC Cap, the applicable loan group cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.10% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A LIBOR Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A LIBOR Certificates is greater than or equal to 36.50%.

----------------- ---------------------------------- ---------------------------
      Class        Initial Subordination Percentage   Step-Down Date Percentage
----------------- ---------------------------------- ---------------------------
        A                       18.25%                          36.50%
----------------- ---------------------------------- ---------------------------
       M-1                      12.25%                          24.50%
----------------- ---------------------------------- ---------------------------
       M-2                      7.25%                           14.50%
----------------- ---------------------------------- ---------------------------
       M-3                      5.75%                           11.50%
----------------- ---------------------------------- ---------------------------
       M-4                      4.40%                           8.80%
----------------- ---------------------------------- ---------------------------
       B-1                      3.20%                           6.40%
----------------- ---------------------------------- ---------------------------
       B-2                      2.10%                           4.20%
----------------- ---------------------------------- ---------------------------
       B-3                      1.10%                           2.20%
----------------- ---------------------------------- ---------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 42.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for banktrupcy) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------- ---------------------------------------------------------------------------------
      Distribution Date                               Cumulative Realized Loss Percentage:
------------------------------- ---------------------------------------------------------------------------------
     June 2007 - May 2008        2.750% for the first month, plus an additional 1/12th of 1.50% for each month thereafter (e.g., approximately 2.875% in July 2007)
------------------------------- ---------------------------------------------------------------------------------
     June 2008 - May 2009        4.250% for the first month, plus an additional 1/12th of 1.00% for each month thereafter (e.g., approximately 4.333% in July 2008)
------------------------------- ---------------------------------------------------------------------------------
     June 2009 - May 2010        5.250% for the first month, plus an additional 1/12th of 0.75% for each month thereafter (e.g., approximately 5.313% in July 2009)
------------------------------- ---------------------------------------------------------------------------------
   June 2010 and thereafter                                          6.000%
------------------------------- ---------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A LIBOR Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates,

            (B) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates,

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)   to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii)  to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)   to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v)    to the Class M-4 Certificates, their Accrued Certificate Interest,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vi)   to the Class B-1 Certificates, their Accrued Certificate Interest,

      (vii) to the Class B-2 Certificates, their Accrued Certificate Interest, and

      (viii) to the Class B-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A LIBOR Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A LIBOR Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A LIBOR Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1, B-2, B-3 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates,

      (ix) sequentially, to Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (x) (A) from any available Interest Rate Cap payments, concurrently to the Class A-1 and Class A-2 Certificates up to their unpaid Class A-1 and Class A-2 Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and
             (C) to the extent remaining to the excess cashflow certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A-1or A-2 Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 63.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates, (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) approximately 91.20% and (ii) the aggregate scheduled


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

                                             0-12            13-24             25-36           37-48
       Product            No Penalty        Months           Months           Months           Months          Total
--------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
1YR LIBOR ARM                 $616,792         $397,870         $399,484         $419,197               $0       $1,833,343
2YR IO                      61,835,580       37,084,179      462,422,773       37,434,508                0     $598,777,040
2YR LIBOR ARM              117,905,685       34,243,928      469,931,804       59,494,556                0      681,575,974
3YR IO                       2,360,318        1,472,000        2,642,528       16,842,680          209,000       23,526,525
3YR LIBOR ARM                5,866,798          320,805          560,636       16,173,180          347,380       23,268,798
5YR IO                       9,990,517        2,651,300       20,570,008       45,747,810                0       78,959,636
5YR LIBOR ARM                8,117,164        2,074,301       16,893,222       31,361,420                0       58,446,107
6 Month Libor                  235,535          478,971          749,023          472,636                0        1,936,165
6 month IO                   1,184,997          183,200        5,960,416           61,749                0        7,390,362
Fixed Balloon                   40,453                0                0          412,771                0          453,224
Fixed Rate                  16,037,130        7,359,750        6,395,484       99,871,711                0      129,664,075
--------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 TOTAL                    $224,190,969      $86,266,304     $986,525,378     $308,292,218         $556,380   $1,605,831,249
===================== ================ ================ ================ ================ ================ ================


                                             0-12            13-24             25-36           37-48
       Product            No Penalty        Months           Months           Months           Months
--------------------- ---------------- ---------------- ---------------- ---------------- ----------------
1YR LIBOR ARM                33.64%           21.7%           21.79%            22.87%          0.00%
2YR IO                       10.33             6.19           77.23              6.25           0.00
2YR LIBOR ARM                17.30             5.02           68.95              8.73           0.00
3YR IO                       10.03             6.26           11.23             71.59           0.89
3YR LIBOR ARM                25.21             1.38            2.41             69.51           1.49
5YR IO                       12.65             3.36           26.05             57.94           0.00
5YR LIBOR ARM                13.89             3.55           28.90             53.66           0.00
6 Month Libor                12.17            24.74           38.69             24.41           0.00
6 month IO                   16.03             2.48           80.65              0.84           0.00
Fixed Balloon                 8.93             0.00            0.00             91.07           0.00
Fixed Rate                   12.37             5.68            4.93             77.02           0.00
--------------------- ---------------- ---------------- ---------------- ---------------- ----------------
 TOTAL                       13.96%           5.37%           61.43%            19.20%           0.03%
===================== ================ ================ ================ ================ ================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on April 20, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par


--------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss             LIBOR Flat                  0% Return
--------------------------------------------------------------------------------------------------------------------------------
    Class M-1      CDR (%)                                       24.58                       24.82                        26.53
                   Yield (%)                                    4.0067                      3.4883                       0.0093
                   WAL                                            3.99                        3.99                         3.78
                   Modified Duration                              3.73                        3.74                         3.64
                   Principal Window                      May08 - May08               May08 - May08                Mar08 - Mar08
                   Principal Writedown               87,799.99 (0.09%)        2,240,543.86 (2.34%)       14,542,386.63 (15.17%)
                   Total Collat Loss           262,687,932.79 (16.44%)     264,647,943.34 (16.56%)      274,642,898.47 (17.18%)
--------------------------------------------------------------------------------------------------------------------------------
    Class M-2      CDR (%)                                       15.64                       16.12                        17.38
                   Yield (%)                                    4.9226                      3.7568                       0.0328
                   WAL                                            4.83                        4.73                          4.5
                   Modified Duration                              4.34                        4.30                         4.28
                   Principal Window                      Mar09 - Mar09               Feb09 - Feb09                Jan09 - Jan09
                   Principal Writedown               22,231.24 (0.03%)        4,758,539.37 (5.95%)       17,650,816.52 (22.09%)
                   Total Collat Loss           194,946,960.27 (12.20%)     198,737,348.45 (12.44%)      210,061,918.83 (13.14%)
--------------------------------------------------------------------------------------------------------------------------------
    Class M-3      CDR (%)                                       13.45                       13.60                        13.97
                   Yield (%)                                    5.1553                      3.8340                       0.0785
                   WAL                                            4.99                        4.99                         4.89
                   Modified Duration                              4.44                        4.46                          4.5
                   Principal Window                      May09 - May09               May09 - May09                May09 - May09
                   Principal Writedown              103,524.15 (0.43%)        1,854,010.12 (7.73%)        6,157,364.59 (25.69%)
                   Total Collat Loss           173,913,708.98 (10.88%)     175,532,982.27 (10.98%)      179,500,226.40 (11.23%)
--------------------------------------------------------------------------------------------------------------------------------
    Class M-4      CDR (%)                                       11.53                       11.73                        12.09
                   Yield (%)                                    5.8930                      3.9404                       0.0324
                   WAL                                            5.24                        5.22                         5.01
                   Modified Duration                              4.55                        4.57                         4.55
                   Principal Window                      Aug09 - Aug09               Aug09 - Aug09                Jul09 - Jul09
                   Principal Writedown               17,788.73 (0.08%)       2,467,161.38 (11.43%)        6,422,448.75 (29.77%)
                   Total Collat Loss            155,046,459.31 (9.70%)      157,333,016.31 (9.84%)      160,623,397.19 (10.05%)
--------------------------------------------------------------------------------------------------------------------------------
    Class B-1      CDR (%)                                        9.94                       10.14                        10.43
                   Yield (%)                                    6.1696                      3.9764                       0.0777
                   WAL                                            5.41                        5.37                          5.2
                   Modified Duration                              4.63                        4.65                         4.69
                   Principal Window                      Oct09 - Oct09               Oct09 - Oct09                Oct09 - Oct09
                   Principal Writedown               42,947.28 (0.22%)       2,558,383.77 (13.34%)        6,207,259.15 (32.37%)
                   Total Collat Loss            137,793,492.37 (8.62%)      140,194,599.71 (8.77%)       143,652,521.81 (8.99%)
--------------------------------------------------------------------------------------------------------------------------------
    Class B-2      CDR (%)                                        8.52                        8.81                         9.06
                   Yield (%)                                    7.4366                      4.0356                       0.0280
                   WAL                                            5.66                        5.47                         5.23
                   Modified Duration                              4.63                        4.59                         4.61
                   Principal Window                      Jan10 - Jan10               Dec09 - Dec09                Dec09 - Dec09
                   Principal Writedown              114,258.03 (0.65%)       3,687,906.88 (20.98%)        6,944,454.94 (39.50%)
                   Total Collat Loss            122,089,278.08 (7.64%)      125,171,469.08 (7.83%)       128,285,050.49 (8.03%)
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                     $1,605,831,249
Number of Mortgage Loans:                                                 9,105
Average Scheduled Principal Balance:                                    176,368
Weighted Average Gross Coupon:                                           6.556%
Weighted Average Net Coupon:                                             6.055%
Weighted Average Original FICO Score:                                       650
Weighted Average Original LTV Ratio:                                     84.15%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                            4.98%
Weighted Average Initial Rate Cap:                                        2.99%
Weighted Average Periodic Rate Cap:                                       1.00%
Weighted Average Gross Maximum Lifetime Rate:                            12.50%


                    Distribution by Current Principal Balance

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
 Current Principal         Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Balance                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                368   $   15,269,260     0.95%      7.679%      625      $ 41,493     80.37%      87.73%     78.43%
$50,001 - $75,000              821       52,654,441     3.28       7.374       632        64,135     85.38       90.20      88.76
$75,001 - $100,000           1,109       97,772,305     6.09       7.121       631        88,163     85.19       92.39      93.79
$100,001 - $125,000          1,285      144,692,401     9.01       6.838       640       112,601     85.27       92.01      95.36
$125,001 - $150,000          1,144      157,273,710     9.79       6.873       638       137,477     85.65       90.65      96.11
$150,001 - $200,000          1,646      285,358,188    17.77       6.594       645       173,365     85.39       90.61      96.94
$200,001 - $250,000            959      215,335,464    13.41       6.478       650       224,542     84.44       87.60      96.34
$250,001 - $300,000            662      182,110,690    11.34       6.344       656       275,092     83.92       85.88      96.24
$300,001 - $350,000            423      136,632,536     8.51       6.283       657       323,008     83.80       87.78      96.66
$350,001 - $400,000            249       93,540,431     5.83       6.251       660       375,664     83.47       87.05      97.58
$400,001 & Above               439      225,191,823    14.02       6.130       673       512,965     80.72       90.77      98.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                          Distribution by Current Rate

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Current Rate                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                2,297   $  528,306,577    32.90%      5.569%      671      $229,999     79.26%      94.61%     99.04%
6.00- 6.49%                  1,404      270,310,883    16.83       6.211       655       192,529     81.93       90.17      96.96
6.50- 6.99%                  2,070      356,699,084    22.21       6.734       644       172,318     84.98       90.71      92.77
7.00- 7.49%                    894      136,950,064     8.53       7.251       634       153,188     88.54       86.00      93.06
7.50- 7.99%                  1,289      180,973,293    11.27       7.697       628       140,398     90.66       80.66      94.75
8.00- 8.49%                    612       75,196,655     4.68       8.175       622       122,870     92.40       80.92      97.43
8.50- 8.99%                    413       46,108,438     2.87       8.652       616       111,643     93.18       78.29      97.30
9.00- 9.49%                     91        8,340,722     0.52       9.120       617        91,656     90.34       72.87      94.29
9.50- 9.99%                     27        2,379,784     0.15       9.701       594        88,140     89.57       84.16      98.18
10.00 & Above                    8          565,750     0.04       10.324      592        70,719     86.29       60.93      83.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Fico                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                    417   $   90,411,343     5.63%      6.171%      761      $216,814     84.89%      84.08%     91.74%
720-739                        293       65,456,037     4.08       6.169       729       223,399     84.24       76.47      95.12
700-719                        507      103,639,546     6.45       6.203       708       204,417     85.41       78.57      92.86
680-699                        747      149,725,006     9.32       6.248       688       200,435     85.28       83.06      91.75
660-679                      1,083      218,305,503    13.59       6.209       668       201,575     84.17       88.41      95.81
640-659                      1,454      273,879,008    17.06       6.400       649       188,362     85.29       92.06      96.73
620-639                      1,482      245,074,204    15.26       6.635       629       165,367     84.41       95.90      97.95
600-619                      1,801      274,633,846    17.10       6.859       609       152,490     85.19       94.76      98.37
580-599                        517       74,525,237     4.64       7.197       589       144,149     79.49       86.02      96.63
560-579                        485       69,274,297     4.31       7.463       570       142,834     78.78       90.02      98.01
540-559                        319       40,907,222     2.55       7.734       548       128,236     76.17       91.73     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                           Distribution by Lien Status

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Lien Status                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                          Distribution by Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                     39   $    4,687,920     0.29%      6.457%      626      $120,203     33.28%      79.92%     93.50%
40.01 - 50.00%                  66        8,983,988     0.56       6.310       633       136,121     46.09       78.64      96.09
50.01 - 60.00%                 135       20,423,574     1.27       6.480       622       151,286     55.85       66.44      89.10
60.01 - 70.00%                 366       67,610,993     4.21       6.513       622       184,729     66.52       77.19      91.74
70.01 - 80.00%               4,558      873,816,052    54.42       6.073       654       191,710     79.40       91.40      97.43
80.01 - 85.00%                 471       70,349,781     4.38       7.266       613       149,363     84.50       85.08      92.65
85.01 - 90.00%               1,030      172,033,525    10.71       7.100       646       167,023     89.64       85.76      85.11
90.01 - 95.00%                 596      111,083,322     6.92       6.914       651       186,381     94.57       91.87      99.85
95.01 - 100.00%              1,844      276,842,094    17.24       7.445       659       150,131     99.93       90.87     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                       Distribution by Documentation Type

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
  Documentation            Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Type                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     8,190   $1,436,273,642    89.44%      6.501%      648      $175,369     84.41%     100.00%     96.51%
Ltd Income Verif.              202       43,530,453     2.71       6.464       661       215,497     80.03        0.00      95.18
No Income Verif.               599      107,378,443     6.69       7.147       665       179,263     82.64        0.00      92.45
No Doc                         114       18,648,711     1.16       7.591       706       163,585     81.89        0.00      91.74
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Loan Purpose                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 2,592   $  441,325,984    27.48%      6.776%      631      $170,265     80.89%      85.57%     95.87%
Purchase                     5,797    1,046,883,728    65.19       6.432       660       180,591     85.74       91.34      96.42
Refi                           716      117,621,537     7.32       6.835       631       164,276     82.16       87.11      94.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
    Occupancy              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Status                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               8,612   $1,543,925,310    96.14%      6.541%      649      $179,276     84.25%      89.78%    100.00%
Non Owner                      493       61,905,939     3.86       6.937       676       125,570     81.59       81.03       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                          Distribution by Property Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
   Property                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                7,996   $1,401,300,936    87.26%      6.561%      648      $175,250     84.23%      89.93%     96.86%
Condo                          681      123,182,846     7.67       6.358       666       180,885     83.64       88.62      96.60
Units 2-4                      386       73,717,774     4.59       6.720       663       190,979     83.35       82.45      81.95
Condo >4                        39        7,240,678     0.45       7.236       661       185,658     85.31       80.18      93.42
Modular                          3          389,014     0.02       6.735       699       129,671     82.10      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                              Distribution by State

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
       State                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        1,702   $  451,964,904    28.15%      6.128%      661      $265,549     80.58%      90.70%     96.18%
California (Northern)          632      177,253,124    11.04       6.005       661       280,464     80.95       91.67      97.19
Florida                        763      113,735,457     7.08       6.969       647       149,064     85.53       87.24      96.15
Texas                          548       70,354,281     4.38       6.800       644       128,384     85.69       82.66      97.78
Michigan                       437       60,598,925     3.77       7.089       635       138,670     87.63       86.24      95.61
Illinois                       391       57,977,180     3.61       7.120       637       148,279     87.47       86.28      92.65
Ohio                           470       55,681,319     3.47       6.952       640       118,471     89.11       93.43      95.35
New York                       261       53,140,164     3.31       6.870       653       203,602     84.72       75.83      92.93
Colorado                       234       43,019,584     2.68       6.314       649       183,844     83.71       89.26      98.24
Georgia                        291       42,904,818     2.67       6.951       642       147,439     89.19       89.53      95.82
Minnesota                      218       40,041,392     2.49       6.516       644       183,676     85.57       87.2       96.51
Others                       3,158      439,160,100    27.35       6.825       642       139,063     86.30       91.12      96.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
   Zip Code                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91913                           14   $    4,636,032     0.29%      5.872%      650      $331,145     80.05%      83.66%    100.00%
92592                           17        4,514,005     0.28       6.048       669       265,530     83.79       85.66      94.70
92563                           16        4,469,743     0.28       5.705       654       279,359     79.34       92.80     100.00
92392                           25        4,266,895     0.27       6.414       629       170,676     80.88       91.90     100.00
92345                           22        3,970,988     0.25       6.573       639       180,499     81.19       96.41     100.00
95020                            9        3,934,491     0.25       6.122       664       437,166     80.28       74.95      91.56
92584                           16        3,930,720     0.24       6.036       652       245,670     82.74      100.00     100.00
92078                           13        3,763,253     0.23       5.665       703       289,481     78.59       76.01     100.00
92557                           18        3,655,966     0.23       6.160       642       203,109     82.14      100.00      92.61
92084                           10        3,299,344     0.21       5.936       697       329,934     82.92      100.00      89.70
Others                       8,945    1,565,389,811    97.48       6.569       650       175,002     84.22       89.43      96.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                  Distribution by Remaining Months To Maturity

                                                      Pct. Of
    Remaining                                         Pool By    Weighted                  Avg.    Weighted
    Months To              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Maturity                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                  92   $    9,100,368     0.57%      7.271%      630      $ 98,917     78.02%      86.42%     92.66%
181 - 240 Months                 3          261,446     0.02       7.062       570        87,149     61.27      100.00     100.00
241 - 360 Months             9,010    1,596,469,434    99.42       6.552       650       177,189     84.18       89.46      96.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                          Distribution by Product Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Product Type                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1YR Libor Arm                   10        1,833,343     0.11       6.501       667       183,334     87.68       64.94      78.99
2YR IO                       2,633      598,777,040    37.29       6.195       654       227,412     83.03       95.49      97.10
2YR Libor Arm                4,538      681,575,974    42.44       6.835       642       150,193     86.10       83.05      95.74
3YR IO                         108       23,526,525     1.47       6.339       659       217,838     82.07       93.78      96.82
3YR Libor Arm                  148       23,268,798     1.45       6.678       644       157,222     83.92       90.64      94.51
5YR IO                         340       78,959,636     4.92       6.197       678       232,234     82.19       94.99      97.02
5YR Libor Arm                  348       58,446,107     3.64       6.376       663       167,949     82.54       87.52      96.00
6 Month Libor                   11        1,936,165     0.12       5.726       641       176,015     80.86       89.75      89.75
6 Month IO                      31        7,390,362     0.46       5.336       682       238,399     81.97      100.00      86.43
Fixed Balloon                    5          453,224     0.03       7.250       685        90,645     80.35      100.00     100.00
Fixed Rate                     933      129,664,074     8.07       7.155       650       138,975     81.4        91.25      94.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Periodic Cap                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
NA (Fixed)                     938   $  130,117,298     8.10%      7.155%      650      $138,718     81.49%      91.28%     94.47%
1                            8,167    1,475,713,950    91.90       6.503       650       180,692     84.38       89.28      96.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months To Rate Reset

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Months To                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Rate Reset                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                            52   $   11,159,871     0.69%      5.595%      672      $214,613     82.72%      92.46%     85.78%
13-24                        7,172    1,280,503,668    79.74       6.536       648       178,542     84.67       88.91      96.36
25-36                          256       46,698,796     2.91       6.505       652       182,417     82.97       92.20      96.03
49-60                          687      137,351,616     8.55       6.272       671       199,930     82.30       91.49      96.58
N/A (Fixed)                    938      130,117,298     8.10       7.155       650       138,718     81.49       91.28      94.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Life Maximum             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Rate                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               5,185   $1,056,806,960    65.81%      6.030%      659      $203,820     81.70%      92.38%     96.63%
13.00-13.49%                   995      153,057,763     9.53       7.195       634       153,827     89.32       85.72      93.99
13.50-13.99%                 1,101      156,606,098     9.75       7.697       627       142,240     91.41       79.80      94.70
14.00-14.49%                   503       64,754,033     4.03       8.175       620       128,736     93.16       79.57      98.30
14.50-14.99%                   317       37,903,818     2.36       8.646       614       119,570     93.82       76.31      98.87
15.00-15.49%                    57        5,859,254     0.36       9.116       616       102,794     92.07       69.17      99.39
15.50-15.99%                     7          606,463     0.04       9.632       560        86,638     85.99       65.60     100.00
16.00% & Above                   2          119,561     0.01       10.090      571        59,780     89.96      100.00     100.00
N/A (Fixed)                    938      130,117,298     8.10       7.155       650       138,718     81.49       91.28      94.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================

                             Distribution by Margin

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Margin                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3,536   $  752,184,174    46.84%      5.856%      665      $212,722     78.52%      88.87%     95.46%
5.00- 5.49%                  1,389      242,801,029    15.12       6.650       646       174,803     85.74       85.14      95.29
5.50- 5.99%                  1,299      209,179,585    13.03       7.035       635       161,031     90.83       88.08      97.04
6.00- 6.49%                  1,007      151,772,562     9.45       7.474       629       150,718     93.99       93.43      98.32
6.50- 6.99%                    669       88,873,105     5.53       7.951       619       132,845     94.95       97.57      99.52
7.00 & Above                   267       30,903,497     1.92       8.560       605       115,743     95.14       95.76     100.00
N/A (Fixed)                    938      130,117,298     8.10       7.155       650       138,718     81.49       91.28      94.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        9,105   $1,605,831,249   100.00%      6.556%      650      $176,368     84.15%      89.44%     96.14%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                     $1,110,015,750
Number of Mortgage Loans:                                                 7,088
Average Scheduled Principal Balance:                                   $156,605
Weighted Average Gross Coupon:                                           6.537%
Weighted Average Net Coupon:                                             6.036%
Weighted Average Original FICO Score:                                       646
Weighted Average Original LTV Ratio:                                     84.83%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                            5.06%
Weighted Average Initial Rate Cap:                                        2.99%
Weighted Average Periodic Rate Cap:                                       1.00%
Weighted Average Gross Maximum Lifetime Rate:                            12.54%


                    Distribution By Current Principal Balance

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
 Current Principal         Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Balance                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                223   $    9,413,229     0.85%      7.295%      624      $ 42,212     80.93%      87.62%     79.84%
$50,001 - $75,000              606       39,085,544     3.52       7.101       633        64,498     85.51       90.59      88.81
$75,001 - $100,000             874       77,108,855     6.95       6.881       634        88,225     85.00       93.10      93.49
$100,001 - $125,000          1,125      127,004,817    11.44       6.709       642       112,893     85.32       92.64      95.04
$125,001 - $150,000            985      135,321,732    12.19       6.719       640       137,382     85.50       91.81      95.80
$150,001 - $200,000          1,483      257,348,908    23.18       6.506       645       173,533     85.33       90.95      96.82
$200,001 - $250,000            863      193,904,992    17.47       6.403       650       224,687     84.53       87.86      96.27
$250,001 - $300,000            621      170,760,199    15.38       6.290       657       274,976     84.04       86.07      96.14
$300,001 - $350,000            279       88,189,091     7.94       6.264       656       316,090     83.98       86.04      96.75
$350,001 - $400,000             16        6,032,474     0.54       6.457       666       377,030     86.88       87.42     100.00
$400,001 & Above                13        5,845,910     0.53       6.334       688       449,685     80.76       90.59      76.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                          Distribution By Current Rate

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Current Rate                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                1,861   $  345,509,037    31.13%      5.568%      668      $185,658     79.47%      94.61%     98.62%
6.00- 6.49%                  1,186      191,876,299    17.29       6.208       649       161,784     82.33       91.35      96.21
6.50- 6.99%                  1,708      259,072,085    23.34       6.734       641       151,682     86.04       90.34      91.76
7.00- 7.49%                    740      107,056,324     9.64       7.249       631       144,671     89.67       85.93      93.08
7.50- 7.99%                  1,068      142,839,632    12.87       7.700       626       133,745     91.71       80.52      94.72
8.00- 8.49%                    497       62,239,915     5.61       8.174       617       125,231     93.02       81.31      98.23
8.50- 8.99%                     28        1,422,458     0.13       8.500       603        50,802     92.20       92.99      94.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Credit Score                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                    303   $   51,785,158     4.67%      6.137%      762      $170,908     85.87%      83.17%     87.26%
720-739                        219       39,217,306     3.53       6.154       729       179,074     85.54       74.27      93.80
700-719                        386       67,263,350     6.06       6.197       708       174,257     86.27       77.47      90.43
680-699                        560       96,287,313     8.67       6.234       688       171,942     86.05       81.79      90.88
660-679                        837      140,461,513    12.65       6.237       668       167,815     85.30       88.53      94.62
640-659                      1,145      185,111,697    16.68       6.415       649       161,670     86.98       93.00      96.32
620-639                      1,179      177,677,854    16.01       6.586       629       150,702     85.00       95.41      97.90
600-619                      1,473      215,982,104    19.46       6.738       609       146,627     85.07       94.96      98.19
580-599                        410       57,081,214     5.14       7.135       589       139,222     80.04       84.31      96.44
560-579                        354       49,613,197     4.47       7.285       571       140,150     78.84       89.93      97.49
540-559                        222       29,535,043     2.66       7.534       548       133,041     75.91       95.52     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                           Distribution By Lien Status

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Lien Status                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                      Distribution By Combined Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
   Combined                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Original Ltv                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                     26   $    2,747,793     0.25%      6.224%      622      $105,684     31.59%      65.75%     92.73%
40.01 - 50.00%                  42        5,464,027     0.49       6.320       621       130,096     45.09       71.74      96.31
50.01 - 60.00%                  90       12,386,212     1.12       6.311       615       137,625     55.84       70.54      97.20
60.01 - 70.00%                 237       36,634,552     3.30       6.544       610       154,576     66.50       73.94      88.79
70.01 - 80.00%               3,625      587,390,664    52.92       6.063       649       162,039     79.53       91.15      96.85
80.01 - 85.00%                 361       53,669,333     4.84       7.123       612       148,669     84.49       85.28      93.05
85.01 - 90.00%                 801      125,016,444    11.26       7.050       642       156,075     89.64       87.14      82.22
90.01 - 95.00%                 453       74,818,237     6.74       6.835       648       165,162     94.60       93.31      99.77
95.01 - 100.00               1,453      211,888,489    19.09       7.318       658       145,828     99.93       91.41     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                          Distribution By Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Original Ltv                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                     26   $    2,747,793     0.25%      6.224%      622      $105,684     31.59%      65.75%     92.73%
40.01 - 50.00%                  42        5,464,027     0.49       6.320       621       130,096     45.09       71.74      96.31
50.01 - 60.00%                  90       12,386,212     1.12       6.311       615       137,625     55.84       70.54      97.20
60.01 - 70.00%                 237       36,634,552     3.30       6.544       610       154,576     66.50       73.94      88.79
70.01 - 80.00%               3,625      587,390,664    52.92       6.063       649       162,039     79.53       91.15      96.85
80.01 - 85.00%                 361       53,669,333     4.84       7.123       612       148,669     84.49       85.28      93.05
85.01 - 90.00%                 801      125,016,444    11.26       7.050       642       156,075     89.64       87.14      82.22
90.01 - 95.00%                 453       74,818,237     6.74       6.835       648       165,162     94.60       93.31      99.77
95.01 - 100.00               1,453      211,888,489    19.09       7.318       658       145,828     99.93       91.41     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Documentation              Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     6,412   $  995,155,402    89.65%      6.491%      644      $155,202     85.15%     100.00%     95.89%
Ltd Income Verif               152       27,784,399     2.50       6.389       661       182,792     80.49        0.00      93.77
No Income Verif                455       75,895,291     6.84       7.075       663       166,803     82.99        0.00      92.52
No Doc                          69       11,180,658     1.01       7.333       703       162,039     80.55        0.00      89.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                          Distribution By Loan Purpose

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Loan Purpose                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 1,921   $  303,742,401    27.36%      6.710%      628      $158,117     81.53%      85.87%     95.36%
Purchase                     4,640      727,714,308    65.56       6.437       657       156,835     86.37       91.42      95.67
Refi                           527       78,559,041     7.08       6.798       625       149,068     83.40       87.94      95.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                        Distribution By Occupancy Status

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
    Occupancy              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Status                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               6,700   $1,060,497,568    95.54%      6.523%      645      $158,283     84.93%      89.98%    100.00%
Non Owner                      388       49,518,182     4.46       6.842       677       127,624     82.81       82.67       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                          Distribution By Property Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
   Property                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                6,177   $  951,879,075    85.75%      6.546%      644      $154,101     84.98%      90.17%     96.29%
Condo                          563       92,101,728     8.30       6.338       661       163,591     83.82       89.43      96.80
Units 2-4                      314       60,455,789     5.45       6.643       663       192,534     83.95       82.44      82.25
Condo >4                        33        5,410,320     0.49       7.213       649       163,949     86.63       82.54      91.19
Modular                          1          168,837     0.02       5.625       669       168,837     90.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
       State                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        1,206   $  263,661,879    23.75%      6.127%      655      $218,625     81.29%      90.14%     95.43%
California (Northern)          418       93,371,620     8.41       6.031       656       223,377     81.09       91.16      95.66
Florida                        588       81,456,330     7.34       6.841       646       138,531     86.18       88.32      96.15
Texas                          417       50,617,987     4.56       6.674       644       121,386     86.29       83.97      97.23
Michigan                       375       49,394,046     4.45       7.006       632       131,717     87.57       86.39      95.03
Illinois                       326       46,742,310     4.21       7.015       636       143,381     87.26       86.25      91.33
Ohio                           362       41,840,488     3.77       6.819       636       115,581     88.65       92.70      95.57
Colorado                       218       38,091,890     3.43       6.282       649       174,733     83.77       90.62      98.01
Georgia                        245       35,266,327     3.18       6.834       644       143,944     89.29       91.76      94.99
Minnesota                      199       33,267,616     3.00       6.548       639       167,174     85.87       87.96      95.80
New York                       178       32,467,986     2.93       6.783       647       182,404     84.30       74.48      91.62
Others                       2,556      343,837,272    30.98       6.704       643       134,522     86.46       91.85      95.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                            Distribution By Zip Code

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
   Zip Code                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92592                           15   $    3,768,242     0.34%      5.953%      664      $251,216     82.63%      92.36%     93.65%
92392                           21        3,725,291     0.34       6.315       632       177,395     81.68       94.40     100.00
92078                           12        3,449,614     0.31       5.703       705       287,468     80.91       73.83     100.00
92563                           13        3,425,653     0.31       5.688       652       263,512     80.00       90.61     100.00
92557                           16        3,260,647     0.29       6.104       643       203,790     82.39      100.00      91.72
92584                           13        3,098,803     0.28       5.720       655       238,369     81.15      100.00     100.00
92503                           15        3,050,924     0.27       6.317       676       203,395     82.22       76.91      89.52
91730                           13        2,832,977     0.26       6.029       651       217,921     80.73      100.00      95.88
92530                           13        2,791,118     0.25       5.889       652       214,701     83.88      100.00     100.00
92345                           16        2,636,626     0.24       6.534       632       164,789     84.42       94.59     100.00
Others                       6,941    1,077,975,855    97.11       6.553       646       155,306     84.92       89.58      95.49
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                      Pct. Of
    Remaining                                         Pool By    Weighted                  Avg.    Weighted
    Months To              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Maturity                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months             7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Amortization Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Amortization             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Type                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1YR LIBOR ARM                    9   $    1,694,018     0.15%      6.305%      675      $188,224     87.49%      62.05%     77.26%
2YR IO                       2,176      405,656,998    36.55       6.248       650       186,423     83.66       95.98      96.44
2YR LIBOR ARM                4,064      567,562,918    51.13       6.790       640       139,656     86.24       84.67      95.19
3YR IO                          90       15,804,975     1.42       6.394       656       175,611     82.53       92.86      95.26
3YR LIBOR ARM                  133       19,772,753     1.78       6.579       646       148,667     83.58       89.92      95.68
5YR IO                         270       48,882,770     4.40       6.260       671       181,047     81.98       94.12      95.18
5YR LIBOR ARM                  312       44,776,827     4.03       6.412       658       143,515     82.47       89.39      94.92
6 Month Libor                   10        1,457,194     0.13       5.759       639       145,719     81.14       86.38      86.38
6 Month IO                      24        4,407,296     0.40       5.603       655       183,637     81.94      100.00      77.25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                          Distribution By Periodic Cap

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Periodic Cap                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                            7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                      Distribution By Months To Rate Reset

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Months To                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Rate Reset                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                            43   $    7,558,509     0.68%      5.790%      656      $175,779     83.03%      88.87%     79.01%
13-24                        6,241      973,465,771    87.70       6.564       644       155,979     85.17       89.39      95.70
25-36                          223       35,481,200     3.20       6.493       650       159,109     83.10       91.20      95.97
49-60                          581       93,510,270     8.42       6.333       665       160,947     82.18       91.85      95.05
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================

                        Distribution By Life Maximum Rate

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Life Maximum             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Rate                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               4,543   $  767,841,982    69.17%      6.068%      655      $169,017     82.06%      92.69%     95.89%
13.00-13.49%                   953      135,845,708    12.24       7.196       633       142,545     89.45       85.91      93.22
13.50-13.99%                 1,067      142,698,939    12.86       7.700       626       133,738     91.72       80.50      94.72
14.00-14.49%                   496       62,144,101     5.60       8.174       617       125,291     93.01       81.28      98.22
14.50-14.99%                    29        1,485,020     0.13       8.453       604        51,208     92.40       93.28      94.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution By Margin

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Margin                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3,027   $  518,242,581    46.69%      5.881%      661      $171,207     78.56%      88.38%     94.12%
5.00- 5.49%                  1,275      196,252,443    17.68       6.645       644       153,923     85.51       84.98      94.41
5.50- 5.99%                  1,212      181,055,555    16.31       7.019       634       149,386     90.60       89.14      96.78
6.00- 6.49%                    917      129,071,981    11.63       7.444       626       140,755     93.94       96.67      98.41
6.50- 6.99%                    572       75,092,287     6.76       7.851       622       131,280     95.46       98.99      99.75
7.00 & Above                    85       10,300,903     0.93       8.093       616       121,187     94.67       95.74     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        7,088   $1,110,015,750   100.00%      6.537%      646      $156,605     84.83%      89.65%     95.54%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                       $97,782,642
Number of Mortgage Loans:                                                  748
Average Scheduled Principal Balance:                                  $130,725
Weighted Average Gross Coupon:                                          7.011%
Weighted Average Net Coupon:                                            6.510%
Weighted Average Original FICO Score:                                      650
Weighted Average Original LTV Ratio:                                    80.62%
Weighted Average Stated Remaining Term (months):                           343
Weighted Average Seasoning (months):                                         2


                    Distribution By Current Principal Balance

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
 Current Principal         Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Balance                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 80   $    3,266,857     3.34%      7.686%      632      $ 40,836     74.51%      93.32%     77.89%
$50,001 - $75,000              111        7,037,539     7.20       7.505       641        63,401     79.67       91.68      86.75
$75,001 - $100,000             121       10,696,773    10.94       7.267       638        88,403     79.95       94.37      92.81
$100,001 - $125,000             98       10,880,656    11.13       7.136       642       111,027     80.42       89.95      97.09
$125,001 - $150,000             94       13,049,262    13.35       7.154       637       138,822     81.42       89.29      96.62
$150,001 - $200,000            114       19,706,528    20.15       6.885       653       172,864     82.66       95.35      97.24
$200,001 - $250,000             76       16,935,293    17.32       6.805       657       222,833     80.96       90.97      96.09
$250,001 - $300,000             32        8,880,894     9.08       6.744       650       277,528     79.10       84.73      97.08
$300,001 - $350,000             20        6,330,500     6.47       6.497       679       316,525     79.66      100.00     100.00
$350,001 - $400,000              1          359,393     0.37       6.875       609       359,393     79.82      100.00     100.00
$400,001 & Above                 1          638,946     0.65       6.990       794       638,946     80.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                          Distribution By Current Rate

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Current Rate                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                   52   $   10,962,756    11.21%      5.730%      686      $210,822     73.31%     100.00%    100.00%
6.00- 6.49%                     74       11,119,305    11.37       6.254       667       150,261     77.87       92.65      97.87
6.50- 6.99%                    210       31,019,379    31.72       6.760       653       147,711     77.91       95.02      96.62
7.00- 7.49%                    114       12,965,597    13.26       7.265       640       113,733     83.20       93.44      90.66
7.50- 7.99%                    180       21,247,378    21.73       7.698       632       118,041     85.03       84.14      94.34
8.00- 8.49%                    108        9,911,517    10.14       8.170       632        91,773     87.40       88.76      91.61
8.50- 8.99%                     10          556,711     0.57       8.500       609        55,671     81.61      100.00      79.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Credit Score                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     41   $    6,635,164     6.79%      6.473%      768      $161,833     80.19%      97.26%     97.20%
720-739                         20        2,974,485     3.04       6.969       727       148,724     87.21       78.11      89.54
700-719                         35        4,904,120     5.02       6.674       705       140,118     82.06       92.57      95.73
680-699                         70        9,891,246    10.12       6.807       687       141,304     85.22       92.15      95.23
660-679                         88       12,981,489    13.28       6.801       668       147,517     82.62       87.70      95.36
640-659                        124       17,121,871    17.51       6.866       649       138,080     79.84       90.11      94.62
620-639                        124       14,815,757    15.15       7.189       629       119,482     80.90       96.05      92.74
600-619                        131       15,735,275    16.09       7.284       609       120,117     81.40       96.85      96.78
580-599                         50        5,373,551     5.50       7.334       590       107,471     76.88       91.07      93.82
560-579                         40        4,829,125     4.94       7.372       570       120,728     68.91       87.19      99.38
540-559                         25        2,520,559     2.58       7.856       549       100,822     72.07       89.84     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                           Distribution By Lien Status

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Lien Status                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                    748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                      Distribution By Combined Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
   Combined                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                     10   $      866,620     0.89%      6.589%      660      $ 86,662     32.21%     100.00%     87.89%
40.01 - 50.00%                  19        1,421,377     1.45       6.701       650        74,809     45.33      100.00      89.46
50.01 - 60.00%                  31        3,477,621     3.56       6.733       649       112,181     55.70       80.44      81.17
60.01 - 70.00%                  85       11,554,420    11.82       6.893       620       135,934     66.30       83.47      96.14
70.01 - 80.00%                 347       46,671,891    47.73       6.797       647       134,501     78.51       92.98      95.01
80.01 - 85.00%                  31        3,780,737     3.87       7.285       657       121,959     84.13       83.61      90.19
85.01 - 90.00%                  66        9,461,435     9.68       7.159       660       143,355     89.53       90.78      93.77
90.01 - 95.00%                  57        8,645,926     8.84       7.323       656       151,683     94.05       98.27     100.00
95.01 - 100.00                 102       11,902,614    12.17       7.680       669       116,692     99.89       98.40     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                          Distribution By Documentation

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Documentation              Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                       689   $   90,082,990    92.13%      6.979%      649      $130,745     81.01%     100.00%     96.04%
Ltd Income Verif                11        1,683,437     1.72       7.021       652       153,040     82.29        0.00      78.13
No Income Verif                 38        4,624,743     4.73       7.440       639       121,704     74.14        0.00      87.85
No Doc                          10        1,391,472     1.42       7.613       693       139,147     75.08        0.00      89.58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Loan Purpose                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   331   $   42,889,634    43.86%      7.044%      639      $129,576     76.46%      88.92%     93.42%
Purchase                       309       39,360,111    40.25       7.081       662       127,379     85.39       95.76      96.73
Refi                           108       15,532,897    15.89       6.742       647       143,823     80.05       91.78      96.54
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                        Distribution By Occupancy Status

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
    Occupancy              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Status                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 692   $   93,136,879    95.25%      6.990%      649      $134,591     80.95%      92.89%    100.00%
Non Owner                       56        4,645,763     4.75       7.419       652        82,960     74.09       76.86       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                          Distribution By Property Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
   Property                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  662   $   85,433,325    87.37%      7.001%      647      $129,053     80.80%      93.19%     96.99%
Units 2-4                       43        6,537,148     6.69       7.044       662       152,027     77.06       85.78      69.84
Condo                           41        5,535,497     5.66       7.094       672       135,012     82.62       84.78      98.08
Modular                          1          167,862     0.17       6.990       769       167,862     76.36      100.00     100.00
Condo >4                         1          108,810     0.11       8.125       579       108,810     59.46        0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                              Distribution By State

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
       State                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)          124   $   23,946,471    24.49%      6.665%      663      $193,117     76.26%      95.23%     96.93%
Florida                         72        8,500,831     8.69       7.341       636       118,067     81.10       92.18      93.22
Texas                           74        6,667,017     6.82       7.226       652        90,095     83.83       90.67      98.72
Ohio                            63        6,658,243     6.81       7.344       647       105,686     88.98       95.68      90.16
California (Northern)           32        5,631,514     5.76       6.516       669       175,985     71.42       94.19      98.80
Oregon                          33        4,213,230     4.31       6.621       649       127,674     79.66      100.00      96.09
Pennsylvania                    32        3,575,555     3.66       6.997       641       111,736     81.47       93.29      97.03
New York                        23        3,358,529     3.43       7.081       648       146,023     81.16       79.33      86.48
Maryland                        16        2,665,376     2.73       7.167       654       166,586     80.35       73.80      91.56
Washington                      19        2,662,982     2.72       6.922       651       140,157     82.69       80.78     100.00
Illinois                        23        2,547,795     2.61       7.142       641       110,774     82.93       86.38      97.13
Others                         237       27,355,097    27.98       7.213       639       115,422     82.95       92.09      94.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
   Zip Code                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11236                            3   $      871,038     0.89%      6.918%      622      $290,346     75.82%      75.64%    100.00%
91710                            3          682,058     0.70       6.620       632       227,353     73.28      100.00     100.00
90019                            1          638,946     0.65       6.990       794       638,946     80.00      100.00     100.00
91387                            2          614,678     0.63       7.057       626       307,339     84.61      100.00     100.00
93722                            3          603,891     0.62       6.305       667       201,297     77.80      100.00     100.00
92399                            2          576,834     0.59       5.944       654       288,417     76.87      100.00     100.00
3053                             2          543,917     0.56       6.993       653       271,958     92.23      100.00     100.00
92392                            4          541,603     0.55       7.091       608       135,401     75.36       74.74     100.00
95624                            2          453,774     0.46       6.518       683       226,887     70.73       42.81     100.00
92335                            3          448,389     0.46       6.799       688       149,463     80.87      100.00      60.11
Others                         723       91,807,512    93.89       7.029       649       126,981     80.75       92.28      95.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                      Pct. Of
    Remaining                                         Pool By    Weighted                  Avg.    Weighted
    Months To              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Maturity                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                  79   $    7,849,664     8.03%      7.177%      628      $ 99,363     76.50%      84.26%     91.94%
181 - 240 Months                 3          261,446     0.27       7.062       570        87,149     61.27      100.00     100.00
241 - 360 Months               666       89,671,532    91.70       6.996       651       134,642     81.04       92.79      95.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================

                        Distribution By Amortization Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Amortization             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Type                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Balloon                    3   $      359,429     0.37%      6.821%      708      $119,810     79.36%     100.00%    100.00%
Fixed Rate                     745       97,423,213    99.63       7.011       649       130,769     80.63       92.10      95.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          748   $   97,782,642   100.00%      7.011%      649      $130,725     80.62%      92.13%     95.25%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $365,698,200
Number of Mortgage Loans:                                                 1,079
Average Scheduled Principal Balance:                                   $338,923
Weighted Average Gross Coupon:                                           6.400%
Weighted Average Net Coupon:                                             5.899%
Weighted Average Original FICO Score:                                       661
Weighted Average Original LTV Ratio:                                     83.00%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             27
Weighted Average Gross Margin:                                            4.75%
Weighted Average Initial Rate Cap:                                        2.99%
Weighted Average Periodic Rate Cap:                                       1.00%
Weighted Average Gross Maximum Lifetime Rate:                            12.40%


                    Distribution By Current Principal Balance

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
 Current Principal         Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Balance                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 26   $    1,044,467     0.29%      9.011%      609      $ 40,172     87.89%      79.53%     85.59%
$50,001 - $75,000               63        4,050,468     1.11       8.788       614        64,293     92.79       82.30      96.80
$75,001 - $100,000              88        7,684,939     2.10       8.769       603        87,329     93.82       86.19     100.00
$100,001 - $125,000             50        5,453,646     1.49       8.753       601       109,073     92.84       86.14      98.05
$125,001 - $150,000             50        6,852,473     1.87       8.709       622       137,049     94.68       73.50     100.00
$150,001 - $200,000             39        6,592,708     1.80       8.623       625       169,044     93.11       63.66     100.00
$200,001 - $250,000             19        4,265,318     1.17       8.484       634       224,490     93.13       61.95     100.00
$250,001 - $300,000              8        2,205,917     0.60       8.714       603       275,740     92.55       74.44     100.00
$300,001 - $350,000            120       40,759,267    11.15       6.286       656       339,661     84.02       89.27      95.85
$350,001 - $400,000            219       82,315,273    22.51       6.207       659       375,869     83.20       86.21      97.72
$400,001 & Above               397      204,473,724    55.91       6.070       672       515,047     80.80       90.96      99.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                          Distribution By Current Rate

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Current Rate                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  376   $  168,387,032    46.05%      5.558%      677      $447,838     79.25%      94.14%     99.80%
6.00- 6.49%                    135       63,042,932    17.24       6.213       668       466,985     81.76       86.23      98.88
6.50- 6.99%                    139       60,896,985    16.65       6.718       651       438,108     84.49       89.91      95.07
7.00- 7.49%                     34       13,850,083     3.79       7.233       644       407,355     87.16       82.79     100.00
7.50- 7.99%                     34       13,907,159     3.80       7.661       639       409,034     88.20       72.66      94.54
8.00- 8.49%                      6        2,547,033     0.70       8.158       684       424,506     97.40       37.34     100.00
8.50- 8.99%                    288       36,418,798     9.96       8.653       614       126,454     93.88       75.62      99.04
9.00- 9.49%                     58        5,922,153     1.62       9.115       615       102,106     91.89       69.50      99.39
9.50- 9.99%                      7          606,463     0.17       9.632       560        86,638     85.99       65.60     100.00
10.00 & Above                    2          119,561     0.03       10.090      571        59,780     89.96      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Credit Score                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                     66   $   29,802,514     8.15%      6.113%      758      $451,553     84.47%      83.35%    100.00%
720-739                         46       21,443,318     5.86       5.976       729       466,159     81.37       81.78      98.02
700-719                         80       29,718,577     8.13       6.107       707       371,482     83.95       79.22      97.46
680-699                        102       40,266,752    11.01       6.072       689       394,772     83.66       83.85      94.56
660-679                        139       60,320,806    16.49       5.955       669       433,963     82.08       87.99      98.68
640-659                        158       66,943,702    18.31       6.166       649       423,694     81.93       89.54      98.78
620-639                        146       46,791,327    12.80       6.523       628       320,489     83.30       97.60      99.69
600-619                        167       38,267,518    10.46       7.195       609       229,147     86.97       92.54     100.00
580-599                         47       11,071,348     3.03       7.343       588       235,561     77.83       92.14      99.67
560-579                         76       13,599,948     3.72       8.009       567       178,947     82.05       92.37      99.80
540-559                         52        7,472,391     2.04       8.198       548       143,700     78.63       77.56     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                           Distribution By Lien Status

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Lien Status                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                      Distribution By Combined Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
   Combined                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                      3   $    1,073,507     0.29%      6.946%      606      $357,836     38.49%     100.00%    100.00%
40.01 - 50.00%                   5        2,098,583     0.57       6.021       650       419,717     49.20       82.16     100.00
50.01 - 60.00%                  10        3,920,800     1.07       6.582       614       392,080     56.53       47.07      80.24
60.01 - 70.00%                  32       16,477,531     4.51       6.129       645       514,923     66.60       80.51      97.71
70.01 - 80.00%                 518      224,564,720    61.41       5.885       668       433,523     79.30       91.72      99.63
80.01 - 85.00%                  62       11,633,419     3.18       7.733       604       187,636     84.62       84.71      92.69
85.01 - 90.00%                 141       34,601,585     9.46       7.197       653       245,401     89.65       80.06      93.18
90.01 - 95.00%                  74       25,593,337     7.00       6.898       659       345,856     94.71       85.35     100.00
95.01 - 100.00                 234       45,734,718    12.51       7.790       659       195,448     99.97       85.40     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                          Distribution By Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40% & Below                      3   $    1,073,507     0.29%      6.946%      606      $357,836     38.49%     100.00%    100.00%
40.01 - 50.00%                   5        2,098,583     0.57       6.021       650       419,717     49.20       82.16     100.00
50.01 - 60.00%                  10        3,920,800     1.07       6.582       614       392,080     56.53       47.07      80.24
60.01 - 70.00%                  32       16,477,531     4.51       6.129       645       514,923     66.60       80.51      97.71
70.01 - 80.00%                 518      224,564,720    61.41       5.885       668       433,523     79.30       91.72      99.63
80.01 - 85.00%                  62       11,633,419     3.18       7.733       604       187,636     84.62       84.71      92.69
85.01 - 90.00%                 141       34,601,585     9.46       7.197       653       245,401     89.65       80.06      93.18
90.01 - 95.00%                  74       25,593,337     7.00       6.898       659       345,856     94.71       85.35     100.00
95.01 - 100.00                 234       45,734,718    12.51       7.790       659       195,448     99.97       85.40     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Documentation              Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                       926   $  322,340,777    88.14%      6.306%      659      $348,100     83.05%     100.00%     98.65%
Ltd Income Verif                36       13,387,688     3.66       6.502       659       371,880     78.88        0.00     100.00
No Income Verif                 87       24,268,111     6.64       7.223       677       278,944     83.88        0.00      96.66
No Doc                          30        5,701,624     1.56       7.977       713       190,054     86.25        0.00      99.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                          Distribution By Loan Purpose

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Loan Purpose                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   263   $   82,364,189    22.52%      6.713%      635      $313,172     80.46%      82.32%     99.92%
Purchase                       762      264,281,623    72.27       6.267       671       346,826     84.05       90.37      98.51
Refi                            54       19,052,389     5.21       6.886       636       352,822     79.45       82.44      93.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                        Distribution By Occupancy Status

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
    Occupancy              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Status                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               1,059   $  360,504,390    98.58%      6.393%      661      $340,420     83.03%      88.21%    100.00%
Non Owner                       20        5,193,810     1.42       6.837       682       259,691     80.58       83.50       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                          Distribution By Property Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
   Property                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  984   $  333,336,499    91.15%      6.401%      659      $338,757     82.95%      88.38%     98.77%
Condo                           71       25,060,544     6.85       6.225       685       352,965     83.00       86.42      95.63
Units 2-4                       19        5,579,609     1.53       6.843       670       293,664     86.28       85.13     100.00
Condo >4                         5        1,721,548     0.47       7.254       704       344,310     82.81       77.84     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
       State                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)          353   $  157,251,237    43.00%      6.024%      669      $445,471     80.06%      91.09%     97.69%
California (Northern)          175       75,686,368    20.70       5.926       667       432,494     81.72       92.96      99.46
Florida                         85       20,723,336     5.67       7.167       659       243,804     84.05       79.50      97.15
New York                        43       13,599,278     3.72       6.838       670       316,262     87.24       74.52      96.88
Texas                           39       11,030,444     3.02       6.899       642       282,832     84.97       71.47     100.00
Michigan                        38        8,501,797     2.32       7.330       645       223,732     88.84       86.36     100.00
Illinois                        35        7,764,783     2.12       7.580       635       221,851     90.03       84.82     100.00
Maryland                        24        7,397,986     2.02       6.792       652       308,249     88.33       98.10      99.09
Minnesota                       13        6,007,040     1.64       6.153       677       462,080     84.39       81.39     100.00
Ohio                            31        5,684,855     1.55       7.060       658       183,382     91.42       95.40     100.00
Georgia                         26        5,421,517     1.48       7.321       634       208,520     89.38       70.73      99.50
Others                         217       46,629,558    12.75       7.265       637       214,883     87.79       83.48      99.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                            Distribution By Zip Code

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
   Zip Code                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95020                            6   $    3,084,105     0.84%      5.903%      671      $514,017     79.74%      88.86%    100.00%
94583                            5        2,288,010     0.63       5.709       688       457,602     82.28      100.00     100.00
91344                            5        2,273,980     0.62       6.182       641       454,796     80.00      100.00     100.00
91381                            5        2,264,650     0.62       5.846       710       452,930     81.83      100.00     100.00
91913                            5        2,248,400     0.61       5.618       646       449,680     80.00      100.00     100.00
95023                            4        2,121,200     0.58       5.874       640       530,300     78.27      100.00     100.00
94553                            5        2,056,551     0.56       5.654       700       411,310     86.98       80.20     100.00
92882                            5        1,887,863     0.52       5.669       657       377,573     81.95      100.00      80.45
94513                            4        1,812,274     0.50       5.955       635       453,068     80.94      100.00     100.00
92109                            3        1,800,814     0.49       5.925       695       600,271     78.39       67.41     100.00
Others                       1,032      343,860,354    94.03       6.436       661       333,198     83.13       87.78      98.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months To Maturity

                                                      Pct. Of
    Remaining                                         Pool By    Weighted                  Avg.    Weighted
    Months To              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Maturity                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months             1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                        Distribution By Amortization Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Amortization             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Type                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1YR LIBOR ARM                    1   $      139,325     0.04%      8.875%      575      $139,325     90.00%     100.00%    100.00%
2YR IO                         457      193,120,041    52.81       6.085       662       422,582     81.72       94.46      98.47
2YR LIBOR ARM                  474      114,013,056    31.18       7.055       649       240,534     85.38       74.99      98.47
3YR IO                          18        7,721,550     2.11       6.226       665       428,975     81.12       95.65     100.00
3YR LIBOR ARM                   15        3,496,045     0.96       7.239       635       233,070     85.84       94.70      87.87
5YR IO                          70       30,076,865     8.22       6.094       689       429,670     82.52       96.40     100.00
5YR LIBOR ARM                   36       13,669,280     3.74       6.256       676       379,702     82.78       81.36      99.55
6 Month Libor                    1          478,971     0.13       5.625       646       478,971     80.00      100.00     100.00
6 Month IO                       7        2,983,066     0.82       4.943       720       426,152     82.02      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                          Distribution By Periodic Cap

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Periodic Cap                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                            1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                      Distribution By Months To Rate Reset

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Months To                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Rate Reset                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1/12/2004                        9   $    3,601,362     0.98%      5.186%      705      $400,151     82.06%     100.00%    100.00%
13-24                          931      307,037,897    83.96       6.445       657       329,794     83.09       87.37      98.47
25-36                           33       11,217,595     3.07       6.542       655       339,927     82.59       95.35      96.22
49-60                          106       43,841,346    11.99       6.143       685       413,598     82.56       90.74      99.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Life Maximum Rate

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Life Maximum             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Rate                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below                 642   $  288,964,978    79.02%      5.929%      670      $450,101     80.74%      91.58%     98.60%
13.00-13.49%                    42       17,212,055     4.71       7.187       647       409,811     88.36       84.19     100.00
13.50-13.99%                    34       13,907,159     3.80       7.661       639       409,034     88.20       72.66      94.54
14.00-14.49%                     7        2,609,932     0.71       8.178       681       372,847     96.85       38.85     100.00
14.50-14.99%                   288       36,418,798     9.96       8.653       614       126,454     93.88       75.62      99.04
15.00-15.49%                    57        5,859,254     1.60       9.116       616       102,794     92.07       69.17      99.39
15.50-15.99%                     7          606,463     0.17       9.632       560        86,638     85.99       65.60     100.00
16.00% & Above                   2          119,561     0.03       10.090      571        59,780     89.96      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================

                             Distribution By Margin

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Margin                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  509   $  233,941,593    63.97%      5.802%      674      $459,610     78.42%      89.94%     98.45%
5.00- 5.49%                    114       46,548,585    12.73       6.673       657       408,321     86.70       85.80      98.99
5.50- 5.99%                     87       28,124,030     7.69       7.136       646       323,265     92.31       81.27      98.72
6.00- 6.49%                     90       22,700,580     6.21       7.645       649       252,229     94.29       74.99      97.79
6.50- 6.99%                     97       13,780,818     3.77       8.496       600       142,070     92.19       89.81      98.29
7.00 & Above                   182       20,602,594     5.63       8.794       599       113,201     95.37       95.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,079   $  365,698,200   100.00%      6.400%      661      $338,923     83.00%      88.14%     98.58%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $32,334,657
Number of Mortgage Loans:                                                   190
Average Scheduled Principal Balance:                                   $170,182
Weighted Average Gross Coupon:                                           7.592%
Weighted Average Net Coupon:                                             7.091%
Weighted Average Original FICO Score:                                       653
Weighted Average Original LTV Ratio:                                     84.12%
Weighted Average Stated Remaining Term (months):                            351
Weighted Average Seasoning (months):                                          2


                    Distribution By Current Principal Balance

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
 Current Principal         Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Balance                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 39   $    1,544,708     4.78%      9.108%      625      $ 39,608     84.24%      82.16%     66.10%
$50,001 - $75,000               41        2,480,890     7.67       9.001       621        60,510     87.39       92.68      80.68
$75,001 - $100,000              26        2,281,738     7.06       8.984       620        87,759     86.97       79.92      87.92
$100,001 - $125,000             12        1,353,282     4.19       8.871       617       112,774     89.24       73.65     100.00
$125,001 - $150,000             15        2,050,244     6.34       9.082       615       136,683     91.89       79.99     100.00
$150,001 - $200,000             10        1,710,044     5.29       8.720       640       171,004     95.89       88.54     100.00
$200,001 - $250,000              1          229,861     0.71       8.500       618       229,861    100.00      100.00     100.00
$250,001 - $300,000              1          263,679     0.82       8.500       600       263,679     92.31      100.00     100.00
$300,001 - $350,000              4        1,353,677     4.19       6.468       647       338,419     84.96      100.00     100.00
$350,001 - $400,000             13        4,833,290    14.95       6.689       673       371,792     84.00      100.00      92.06
$400,001 & Above                28       14,233,244    44.02       6.870       673       508,330     79.60       87.62      93.77
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                          Distribution By Current Rate

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Current Rate                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                    8   $    3,447,752    10.66%      5.709%      695      $430,969     76.62%     100.00%    100.00%
6.00- 6.49%                      9        4,272,346    13.21       6.173       675       474,705     76.88       89.17     100.00
6.50- 6.99%                     13        5,710,636    17.66       6.772       651       439,280     80.41       92.76      93.28
7.00- 7.49%                      6        3,078,061     9.52       7.332       678       513,010     78.18       71.21      71.21
7.50- 7.99%                      7        2,979,125     9.21       7.756       666       425,589     91.91      100.00     100.00
8.00- 8.49%                      1          498,190     1.54       8.375       729       498,190     89.02      100.00     100.00
8.50- 8.99%                     87        7,710,471    23.85       8.683       628        88,626     90.90       86.61      90.91
9.00- 9.49%                     33        2,418,568     7.48       9.132       621        73,290     86.54       81.14      81.79
9.50- 9.99%                     20        1,773,320     5.48       9.724       606        88,666     90.80       90.51      97.55
10.00 & Above                    6          446,189     1.38       10.386      598        74,365     85.31       50.46      79.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Credit Score                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      7   $    2,188,506     6.77%      6.870%      763      $312,644     81.97%      75.59%     68.82%
720-739                          8        1,820,927     5.63       7.442       730       227,616     85.34       58.52      98.53
700-719                          6        1,753,499     5.42       6.774       707       292,250     86.34       70.19     100.00
680-699                         15        3,279,695    10.14       7.162       689       218,646     82.68       83.46      72.08
660-679                         19        4,541,695    14.05       7.025       669       239,037     81.35       92.14      95.87
640-659                         27        4,701,738    14.54       7.484       649       174,138     86.58       98.01      91.49
620-639                         33        5,789,266    17.90       7.596       631       175,432     84.24       96.88      98.67
600-619                         30        4,648,950    14.38       8.235       609       154,965     89.28       96.71      98.45
580-599                         10          999,123     3.09       8.344       585        99,912     80.69       88.80      88.80
560-579                         15        1,232,028     3.81       8.954       570        82,135     79.33       78.75      93.92
540-559                         20        1,379,230     4.27       9.297       549        68,961     76.05       90.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                           Distribution By Lien Status

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Lien Status                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                    190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                      Distribution By Combined Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
    Combined               Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                   4   $      638,941     1.98%      7.761%      659      $159,735     52.63%      29.68%     29.68%
60.01 - 70.00%                  12        2,944,490     9.11       6.785       651       245,374     67.25       74.43      77.81
70.01 - 80.00%                  68       15,188,778    46.97       6.992       655       223,364     78.73       91.56      94.78
80.01 - 85.00%                  17        1,266,293     3.92       8.968       602        74,488     84.73       84.35      82.81
85.01 - 90.00%                  22        2,954,062     9.14       7.921       676       134,276     89.72       78.11      85.26
90.01 - 95.00%                  12        2,025,821     6.27       8.286       636       168,818     93.92       93.83     100.00
95.01 - 100.00                  55        7,316,273    22.63       8.586       654       133,023     99.76       97.45     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                          Distribution By Original LTV

                                                      Pct. Of
                                                      Pool By    Weighted                 Avg.     Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Original LTV               Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                   4   $      638,941     1.98%      7.761%      659      $159,735     52.63%      29.68%     29.68%
60.01 - 70.00%                  12        2,944,490     9.11       6.785       651       245,374     67.25       74.43      77.81
70.01 - 80.00%                  68       15,188,778    46.97       6.992       655       223,364     78.73       91.56      94.78
80.01 - 85.00%                  17        1,266,293     3.92       8.968       602        74,488     84.73       84.35      82.81
85.01 - 90.00%                  22        2,954,062     9.14       7.921       676       134,276     89.72       78.11      85.26
90.01 - 95.00%                  12        2,025,821     6.27       8.286       636       168,818     93.92       93.83     100.00
95.01 - 100.00                  55        7,316,273    22.63       8.586       654       133,023     99.76       97.45     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Documentation

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
  Documentation              Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                       163   $   28,694,472    88.74%      7.536%      649      $176,040     85.02%     100.00%     95.41%
Ltd Income Verif                 3          674,929     2.09       7.445       679       224,976     78.05        0.00     100.00
No Income Verif                 19        2,590,298     8.01       8.005       681       136,331     76.17        0.00      59.30
No Doc                           5          374,957     1.16       9.331       724        74,991     80.69        0.00      52.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                          Distribution By Loan Purpose

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
 Loan Purpose                Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                    77   $   12,329,761    38.13%      7.860%      638      $160,127     83.54%      88.15%     90.03%
Purchase                        86       15,527,685    48.02       7.380       664       180,554     85.99       92.85      95.65
Refi                            27        4,477,211    13.85       7.593       659       165,823     79.18       76.14      85.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                        Distribution By Occupancy Status

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
    Occupancy              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Status                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 161   $   29,786,473    92.12%      7.549%      650      $185,009     85.01%      91.92%    100.00%
Non Owner                       29        2,548,184     7.88       8.101       690        87,868     73.69       51.64       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                          Distribution By Property Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
   Property                Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type                    Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  173   $   30,652,037    94.80%      7.543%      652      $177,179     84.36%      90.08%     93.78%
Units 2-4                       10        1,145,228     3.54       8.324       664       114,523     73.59       51.00      47.31
Condo                            6          485,077     1.50       8.742       693        80,846     94.40       92.22      92.22
Modular                          1           52,315     0.16       9.500       568        52,315     75.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By State

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
       State                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)           19   $    7,105,316    21.97%      6.651%      683      $373,964     80.32%      87.34%     88.45%
New York                        17        3,714,372    11.49       7.552       651       218,492     82.42       89.20      95.69
Florida                         18        3,054,960     9.45       8.026       636       169,720     90.46       97.22      97.55
California (Northern)            7        2,563,622     7.93       6.274       663       366,232     74.48       66.35      82.47
Texas                           18        2,038,833     6.31       8.014       634       113,268     80.89       84.43      96.20
Ohio                            14        1,497,732     4.63       8.503       644       106,981     93.70       96.43      94.40
New Jersey                       6        1,267,534     3.92       8.014       648       211,256     84.50       84.78      92.61
Virginia                         3        1,237,969     3.83       6.451       711       412,656     84.83      100.00     100.00
Tennessee                       13        1,198,090     3.71       8.410       607        92,161     84.41       78.65      88.87
Michigan                         8        1,070,741     3.31       8.577       645       133,843     93.34       84.85      92.80
Pennsylvania                     9          998,006     3.09       7.375       651       110,890     79.21       95.65      79.21
Others                          58        6,587,482    20.37       8.462       635       113,577     87.78       94.43      94.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                            Distribution By Zip Code

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
                           Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
   Zip Code                  Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92345                            2   $      943,642     2.92%      6.736%      654      $471,821     80.00%     100.00%    100.00%
10598                            2          859,569     2.66       7.707       710       429,784     88.95      100.00     100.00
22066                            1          770,459     2.38       5.999       749       770,459     80.00      100.00     100.00
7450                             1          738,870     2.29       7.375       667       738,870     80.00      100.00     100.00
11747                            1          696,405     2.15       6.990       621       696,405     63.64      100.00     100.00
11568                            1          695,865     2.15       6.000       635       695,865     70.00      100.00     100.00
89148                            1          676,430     2.09       6.750       676       676,430     80.00      100.00     100.00
90803                            1          598,858     1.85       6.250       677       598,858     80.00      100.00     100.00
33029                            1          586,386     1.81       7.375       694       586,386    100.00      100.00     100.00
48323                            1          524,090     1.62       7.990       647       524,090    100.00      100.00     100.00
Others                         178       25,244,082    78.07       7.787       647       141,821     84.81       85.58      89.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                      Pct. Of
    Remaining                                         Pool By    Weighted                  Avg.    Weighted
    Months To              Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
    Maturity                 Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months                  13   $    1,250,704     3.87%      7.862%      642      $ 96,208     87.54%     100.00%     97.19%
241 - 360 Months               177       31,083,953    96.13       7.581       654       175,616     83.98       88.29      91.92
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================

                        Distribution By Amortization Type

                                                      Pct. Of
                                                      Pool By    Weighted                  Avg.    Weighted
  Amortization             Number Of     Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.  Pct. Full  Pct. Owner
      Type                   Loans        Balance     Balance     Coupon    Avg. FICO   Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Balloon                    2   $       93,795     0.29%      8.892%      596      $ 46,897     84.14%     100.00%    100.00%
Fixed Rate                     188       32,240,862    99.71       7.589       653       171,494     84.12       88.71      92.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                          190   $   32,334,657   100.00%      7.592%      653      $170,182     84.12%      88.74%     92.12%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, WAC Cap and Effective WAC Cap. The Loan Group I Cap, and the Loan Group II Cap, the WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

               Group I    Group II                                        Group I    Group II
 Distribution  Loan Cap   Loan Cap     WAC    Eff. WAC      Distribution  Loan Cap   Loan Cap     WAC    Eff. WAC
    Date          (%)       (%)      Cap (%)   Cap (%)         Date          (%)       (%)      Cap (%)   Cap (%)
------------- ---------- ---------- --------- ---------    ------------- ---------- ---------- --------- ---------
       Jun-04    6.2834     6.2016    6.2631    6.2631            Jun-08    11.3830    11.1158   11.3164   11.3164
       Jul-04    5.8785     5.8029    5.8598   24.8718            Jul-08    11.0027    10.7445   10.9383   10.9383
       Aug-04    6.0750     5.9978    6.0558   25.3419            Aug-08    10.6483    10.4004   10.5865   10.5865
       Sep-04    5.5275     5.4615    5.5112   25.0182            Sep-08    10.6738    10.4231   10.6113   10.6113
       Oct-04    6.5150     6.4381    6.4959   26.1919            Oct-08    10.3394    10.0967   10.2789   10.2789
       Nov-04    5.7010     5.6343    5.6845   25.5349            Nov-08    11.4081    11.1486   11.3434   11.3434
       Dec-04    5.8852     5.8169    5.8683   25.8133            Dec-08    10.6750    10.4286   10.6135   10.6135
       Jan-05    6.2914     6.2190    6.2734   26.2746            Jan-09    10.6741    10.4367   10.6149   10.6149
       Feb-05    5.8857     5.8184    5.8690   25.8258            Feb-09    11.0290    10.9126   10.9999   10.9999
       Mar-05    6.5247     6.4524    6.5067   26.3681            Mar-09    12.0536    11.8784   12.0099   12.0099
       Apr-05    5.8934     5.8283    5.8772   25.6186            Apr-09    10.2263    10.0778   10.1893   10.1893
       May-05    6.0899     6.0229    6.0732   25.6891            May-09    11.6358    11.4696   11.5943   11.5943
       Jun-05    5.5363     5.4755    5.5212   25.0006            Jun-09    11.2482    11.0864   11.2078   11.2078
       Jul-05    6.5249     6.4533    6.5071   25.8480            Jul-09    10.5442    10.3955   10.5071   10.5071
       Aug-05    5.8934     5.8289    5.8774   24.9436            Aug-09    11.6338    11.5142   11.6040   11.6040
       Sep-05    5.7151     5.6553    5.7002   24.5692            Sep-09    10.9536    10.8266   10.9219   10.9219
       Oct-05    6.3063     6.2405    6.2899   24.9298            Oct-09    10.9525    10.8256   10.9209   10.9209
       Nov-05    5.8995     5.8380    5.8842   23.9590            Nov-09    11.3165    11.1881   11.2845   11.2845
       Dec-05    5.7151     5.6556    5.7003   23.2320            Dec-09    10.2879    10.1701   10.2585   10.2585
       Jan-06    6.3063     6.2408    6.2900   23.0688            Jan-10    12.1238    11.9884   12.0900   12.0900
       Feb-06    5.5419     5.4844    5.5276   21.7998            Feb-10    10.9495    10.8685   10.9293   10.9293
       Mar-06    9.0936     8.9210    9.0507   24.8308            Mar-10    12.2002    12.0939   12.1737   12.1737
       Apr-06    8.7795     8.6130    8.7381   24.0573            Apr-10    10.6741    10.5812   10.6509   10.6509
       May-06    8.4864     8.3256    8.4464   23.3228            May-10    11.7772    11.6774   11.7523   11.7523
      Jun-06*    7.9555     7.8049    7.9181   22.3691            Jun-10    11.0175    10.9230   10.9939   10.9939
       Jul-06    8.7780     8.6119    8.7367    8.7367            Jul-10    11.0164    10.9249   10.9936   10.9936
       Aug-06    8.2112     8.0560    8.1726    8.1726            Aug-10    11.3824    11.3306   11.3695   11.3695
       Sep-06    8.9851     8.8002    8.9391    8.9391            Sep-10    10.4133    10.3521   10.3980   10.3980
       Oct-06    9.2840     9.0931    9.2365    9.2365            Oct-10    12.2716    12.1995   12.2536   12.2536
       Nov-06    8.4395     8.2660    8.3963    8.3963            Nov-10    10.7366    10.6735   10.7208   10.7208
       Dec-06    9.6029     9.4056    9.5538    9.5538            Dec-10    11.0818    11.0168   11.0656   11.0656
       Jan-07    9.2822     9.0916    9.2347    9.2347            Jan-11    11.8448    11.7754   11.8275   11.8275
       Feb-07    8.7056     8.5325    8.6625    8.6625            Feb-11    11.0795    11.0147   11.0634   11.0634
       Mar-07   10.8931    10.6524   10.8331   10.8331            Mar-11    12.2654    12.1937   12.2475   12.2475
       Apr-07   10.1661     9.9416   10.1102   10.1102            Apr-11    11.0773    11.0126   11.0612   11.0612
       May-07   10.1653     9.9410   10.1094   10.1094            May-11    11.4454    11.3786   11.4287   11.4287
       Jun-07    9.8366     9.6197    9.7826    9.7826            Jun-11    10.4039    10.3432   10.3887   10.3887
       Jul-07   10.1637     9.9397   10.1079   10.1079            Jul-11    12.2605    12.1890   12.2427   12.2427
       Aug-07    9.2404     9.0386    9.1901    9.1901            Aug-11    11.0729    11.0084   11.0568   11.0568
       Sep-07   11.3615    11.0943   11.2949   11.2949            Sep-11    10.7258    10.6634   10.7102   10.7102
       Oct-07   10.9818    10.7237   10.9175   10.9175            Oct-11    11.8342    11.7654   11.8170   11.8170
       Nov-07   10.2946    10.0528   10.2344   10.2344            Nov-11    11.0696    11.0053   11.0535   11.0535
       Dec-07   10.9800    10.7222   10.9158   10.9158            Dec-11    10.7226    10.6603   10.7070   10.7070
       Jan-08   10.9792    10.7214   10.9149   10.9149            Jan-12    11.8306    11.7620   11.8135   11.8135
       Feb-08   10.6255    10.3781   10.5639   10.5639            Feb-12    10.3956    10.3353   10.3806   10.3806
       Mar-08   11.3858    11.1182   11.3191   11.3191            Mar-12    12.2507    12.1798   12.2330   12.2330
       Apr-08   10.6503    10.4001   10.5880   10.5880            Apr-12    11.4329    11.3667   11.4164   11.4164
       May-08   10.3167    10.0744   10.2563   10.2563            May-12    11.4318    11.3656   11.4153   11.4153


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution    Group I Loan   Group II Loan        WAC          Eff. WAC
    Date           Cap (%)        Cap (%)         Cap (%)        Cap (%)
-------------  --------------  --------------  -------------  --------------
       Jun-12        11.0619         10.9980        11.0460         11.0460
       Jul-12        11.4295         11.3635        11.4130         11.4130
       Aug-12        10.3895         10.3295        10.3745         10.3745
       Sep-12        11.8213         11.7531        11.8043         11.8043
       Oct-12        11.4262         11.3603        11.4097         11.4097
       Nov-12        10.7110         10.6493        10.6956         10.6956
       Dec-12        11.4240         11.3582        11.4075         11.4075
       Jan-13        11.4229         11.3571        11.4064         11.4064
       Feb-13        11.0533         10.9897        11.0374         11.0374
       Mar-13        12.2364         12.1660        12.2188         12.2188
       Apr-13        11.0512         10.9877        11.0353         11.0353
       May-13        10.3804         10.3208        10.3655         10.3655
       Jun-13        12.2329         12.1626        12.2154         12.2154
       Jul-13        11.4163         11.3508        11.3999         11.3999
       Aug-13        10.7017         10.6403        10.6864         10.6864
       Sep-13        11.4141         11.3486        11.3978         11.3978
       Oct-13        11.4130         11.3476        11.3967         11.3967
       Nov-13        11.0438         10.9805        11.0280         11.0280
       Dec-13        11.0428         10.9795        11.0270         11.0270
       Jan-14        10.6967         10.6354        10.6814         10.6814
       Feb-14        11.8021         11.7346        11.7853         11.7853
       Mar-14        12.2225         12.1525        12.2050         12.2050
       Apr-14        11.0387         10.9755        11.0229         11.0229
       May-14        10.6927         10.6315        10.6774         10.6774


* Represents the final month of the Interest Rate Cap agreement.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $1,565,849,169 (the initial fixed rate notional amount), a term of 24 months beginning on the second distribution date and a strike rate of 1-month LIBOR equal to 1.10%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


                                        Interest Rate Cap
  Distribution Period (months)         Notional Amount ($)
-------------------------------  -------------------------------
               1                                               0
               2                                   1,565,849,169
               3                                   1,546,971,673
               4                                   1,523,730,955
               5                                   1,498,068,173
               6                                   1,469,992,015
               7                                   1,437,883,109
               8                                   1,403,587,071
               9                                   1,363,066,739
               10                                  1,320,146,553
               11                                  1,276,795,908
               12                                  1,234,312,824
               13                                  1,192,355,737
               14                                  1,151,643,729
               15                                  1,104,373,050
               16                                  1,063,183,313
               17                                  1,021,667,572
               18                                    963,714,085
               19                                    909,294,151
               20                                    846,536,383
               21                                    798,607,403
               22                                    753,352,931
               23                                    711,543,026
               24                                    672,263,574
               25                                    635,357,259




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

The Seller will make the following representations with respect to the Mortgage
Loans:

(i) None of the Mortgage Loans are classified as a "high cost loan" under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

(ii) To the best of Seller's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(iii) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.

(iv) No Mortgage Loan has a prepayment penalty term that extends beyond five years after the date of origination.

(v) None of the Mortgage Loans are a "high cost," "threshold," "covered", "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(vi) There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act;


A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Certificates with respect to any Group I Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group I Mortgage Loan, the seller will either (i) purchase such mortgage loan from the at a price equal to the purchase price for such mortgage loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


--------------------------------------------------------------------------------
                                     Goldman
--------------------------------------------------------------------------------

    Mortgage Finance
    ----------------
    Michelle Gill                                          (212) 357-8721

    Structuring
    -----------
    Jonathan Heagle                                        (212) 902-1692

    Trading
    -------
    Kevin Gasvoda                                          (212) 902-8768

    Justin Mahoney                                         (212) 357-5295

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    Standard & Poor's
    -----------------
    Todd N. Niemy                                          (212) 438-2494

    Moody's
    -------
    Karin Kelner                                           (212) 553-7191

    Fitch
    -----
    Ben Katzburg                                           (212) 908-0269

--------------------------------------------------------------------------------





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.